UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 8, 2007

COUGAR BIOTECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51473	20-2903204
(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Blvd, Suite 1200

Los Angeles, CA 90024

(Address of principal executive offices) (Zip Code)

(310) 943-8040

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 2, 2007, Cougar Biotechnology, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with various institutional investors relating to the sale in a private placement of an aggregate of 2,500,000 shares of its common stock at a price of $20.00 per share, the terms of which were disclosed by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 3, 2007. On May 8, 2007, the Company completed the sale of the shares, as contemplated under the Purchase Agreement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUGAR BIOTECHNOLOGY, INC.

Date: May 8, 2007	By:	/s/ Charles R. Eyler
Charles R. Eyler
Treasurer and Vice President, Finance

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